John Hancock Investment Grade Bond Fund (the “fund”)

Supplement dated 5-15-13 to the current Prospectus and Statement of Additional Information

Barry H. Evans, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Barry H. Evans, CFA as a portfolio manager on the investment management team of the fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the fund.

The other portfolio managers of the fund, Jeffrey N. Given, CFA and Howard C. Greene, CFA, continue to manage the fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.